Significant Transactions	12 Months Ended
Dec. 31, 2022
Significant Transactions [Abstract]
Significant Transactions

Note 4 — Significant Transactions

Restructuring

In May 2022, we implemented a corporate restructuring initiative (the “Restructuring”) as approved by our Board of Directors. The Restructuring resulted in a reduction of our workforce by 59 employees, or approximately percent 33 of the Company’s headcount at that time. We incurred costs of approximately $0.6 million in severance benefits, including employee insurance, associated payroll taxes and legal costs in connection with the Restructuring. This amount was fully attributable to our continuing operations. Of the total amount incurred, $0.3 million was included in Sales and marketing costs, $0.2 million was recorded in Product development costs and less than $0.1 million was included in each of Cost of revenue and General and administrative expenses, respectively. All amounts incurred were settled in cash during the year ended December 31, 2022. Accordingly, we have no material obligations remaining associated with the Restructuring. In addition to the reduction in force, our executive leadership team was subject to a temporary 25 percent reduction in salary during the second quarter of 2022.

2021 Acquisitions

Viridian Sciences

On April 1, 2021, we completed the acquisition of Viridian, a cannabis business management software provider that is built on SAP Business One. We acquired Viridian in exchange for 51,550 shares of our Common Stock valued at $6.2 million at the date of acquisition. The fair value of the consideration transferred as of the date of acquisition is reflected in the table below (in thousands):

Shares issued	$6,186
Contingent consideration	2
Total fair value of consideration transferred	$6,188

The presentation below reflects our final purchase price allocation, summarizing the fair values of assets acquired and liabilities assumed as of the date of acquisition (in thousands):

Accounts receivable	$556
Prepaid expenses and other current assets	148
Capitalized software	423
Acquired technology	470
Customer relationships	820
Acquired trade name	20
Goodwill	5,408
Accounts payable and accrued expenses	(350)
Deferred tax liabilities	(307)
Deferred revenue	(1,000)
Net assets acquired	$6,188

The excess of purchase consideration over the fair value of assets acquired and liabilities assumed was recorded as goodwill, which was primarily attributed to the assembled workforce and expanded market opportunities, for which there is no basis for U.S. income tax purposes. As discussed in Note 1, we committed to a plan to wind down the Viridian business during the fourth quarter of 2022. The loss from continuing operations for the year ended December 31, 2022 includes $7.0 million of impairments of long-lived assets associated with Viridian including $0.6 million, $1.0 million and $5.4 million attributable to Capitalized software, Intangible assets and Goodwill, respectively. There were no impairments of Viridian’s long-lived assets during the year ended December 31, 2021. The amounts of Viridian’s revenue included in our results of continuing operations for 2022 and 2021 were $1.7 million and $2.4 million, respectively.

365 Cannabis

On October 1, 2021, we acquired all the issued and outstanding shares of 365 Cannabis. Under the terms of the stock purchase agreement (the “Agreement”), the aggregate consideration for the 365 Cannabis shares consisted of an original purchase price of (i) $5.0 million in cash, (ii) $12.0 million in stock, which was settled by issuing 178,572shares of our Common Stock and (iii) contingent value rights, or the Earn-out Obligation, to be issued pursuant to a rights indenture entitling the holders thereof to receive, subject to certain adjustments as set forth in the Agreement, as amended in May 2022 (the “Amended Agreement”), an aggregate of up to $8.0 million paid in cash or Common Stock or an any combination thereof, in the event that 365 Cannabis achieves certain revenue targets as specified in the Amended Agreement. Under the Amended Agreement, if a seller elected to have any portion of the Earn-out Obligation paid in cash, such amount payable would be reduced by 25 percent. These rights are accounted for as contingent consideration and were initially measured at a fair value of $6.3 million. Upon completion of the assessment period associated with the revenue targets, the fair value of the Earn-out Obligation was reduced to $3.3 million as of September 30, 2022 with a corresponding adjustment reflected in our loss from discontinued operations. In addition, we reached a post-closing working capital settlement agreement during the first quarter of 2022 resulting on a $1.5 million reduction in the purchase price. The working capital settlement was comprised of (i) a return of $0.4 million in cash, (ii) a $0.2 million reduction to acquired accrued expenses and the release back to Akerna of 13,988 shares of Common Stock valued at $0.9 million that were held in escrow.

The fair value of the consideration transferred as of the date of acquisition is reflected in the table below (in thousands):

Shares issued	$11,060
Cash	4,982
Contingent consideration	6,300
Total fair value of consideration transferred	$22,342

The presentation below reflects our final purchase price allocation, summarizing the fair values of assets acquired and liabilities assumed as of the date of acquisition (in thousands):

Cash	$527
Accounts receivable	486
Prepaid expenses and other current asset	261
Fixed Assets	93
Non-compete agreement	80
Acquired technology	1,040
Customer relationships	13,810
Acquired trade name	270
Goodwill	12,489
Accounts payable and accrued expenses	(2,588)
Deferred tax liabilities	(826)
Deferred revenue	(3,300)
Net assets acquired	$22,342

The excess of purchase consideration over the fair value of assets acquired and liabilities assumed was recorded as goodwill, which was primarily attributed to the assembled workforce and expanded market opportunities, for which there is no basis for U.S. income tax purposes. As discussed in Note 1, we sold 365 Cannabis in January 2023 for $0.5 million of cash and the termination and release of our obligation under the Earn-out Obligation which was further reduced to $2.3 million in connection with the sale. The loss from discontinued operations for the year ended December 31, 2022 includes $22.2 million of impairments of long-lived assets associated with 365 Cannabis including $9.7 million and $12.5 million attributable to Intangible assets and Goodwill, respectively. There were no impairments of 365 Cannabis’ long-lived assets during the year ended December 31, 2021. The amounts of 365 Cannabis’ revenue included in our results of discontinued operations for 2022 and 2021 were $8.8 million and $2.4 million, respectively.

Our pro forma revenue and net loss for the year ended December 31, 2021, giving effect to the Viridian and 365 Cannabis acquisitions as if they had been completed as of January 1, 2020 would have been $28.8 million (including discontinued operations) and $(31.4) million, respectively.